Exhibit 24

Power of Attorney

Know all men by these presents that Herbert R. Allen constitutes and appoints David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ HERBERT R. ALLEN
Herbert R. Allen

Power of Attorney

Know all men by these presents that Ronald P. Badie constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ RONALD P. BADIE
Ronald P. Badie

Power of Attorney

Know all men by these presents that Donald P. Hodel constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ DONALD P. HODEL
Donald P. Hodel

Power of Attorney

Know all men by these presents that David A. Miller constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ DAVID A. MILLER
David A. Miller

Power of Attorney

Know all men by these presents that Alan R. Sielbeck constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ ALAN R. SIELBECK
Alan R. Sielbeck

Power of Attorney

Know all men by these presents that C. Byron Snyder constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ C. BYRON SNYDER
C. Byron Snyder

Power of Attorney

Know all men by these presents that Donald C. Trauscht constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ DONALD C. TRAUSCHT
Donald C. Trauscht

Power of Attorney

Know all men by these presents that James D. Woods constitutes and appoints Herbert R. Allen, David A. Miller and Curt L. Warnock and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign in his name to the Annual Report on Form 10-K of Integrated Electrical Services, Inc. for the fiscal year ended September 30, 2004, and any amendments thereto and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes may lawfully do or cause to be done by virtue hereof.

December 14, 2004	/s/ JAMES D. WOODS
James D. Woods